SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)  September 11, 1996

                         BALCOR REALTY INVESTORS - 83
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-11805
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3189175
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Walnut Ridge Apartments, Phases I and II

In 1982, the Partnership acquired Phases I and II of Walnut Ridge Apartments, Corpus, Christi, Texas (together, the "Property"), utilizing $11,145,725 of offering proceeds. The property was acquired subject to first mortgage financing of $8,315,000 and $7,390,000 on Phases I and II, respectively. In order to complete refinancings of new mortgage loans collateralized by the Property in each of 1987, 1989, 1991 and 1993, the Partnership utilized a total of $3,400,000 of additional Partnership funds towards these refinancings. The Property's financing currently consists of a first mortgage loan and an unsecured loan from an affiliate of the General Partner.

On September 11, 1996, the Partnership contracted to sell the Property for a sale price of $20,200,000 to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership. The purchaser has deposited $300,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for October 15, 1996. From the proceeds of the sale, the Partnership will pay the outstanding balances of the first mortgage loan and the unsecured loan, which are expected to be approximately $10,777,000 and $734,000 at closing, respectively, a prepayment penalty of approximately $431,000 and $252,500 to an unaffiliated party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of $151,500 for services rendered in connection with the sale of the property. The Partnership will receive the remaining proceeds of approximately $7,854,000, less closing costs. Of such proceeds, an amount not to exceed $500,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

In 1996, the Partnership sold one other property to the purchaser. In addition, during 1996, affiliates of the General Partner sold or contracted to sell 22 other properties to the purchaser or an affiliate of the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale and attachment thereto relating to the sale of Walnut Ridge Apartments, Phases I and II, Corpus Christi, Texas.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS-83

                         By:  Balcor Partners-XIII, an Illinois
                              general partnership, its general partner

                         By:  RGF-Balcor Associates-II, an
                              Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary

Dated:  September 20, 1996
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